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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 15, 2002

                         -------------------------------

                              24/7 REAL MEDIA, INC.
             (Exact name of registrant as specified in its charter)

                  DELAWARE                               13-3995672
     (STATE OR OTHER JURISDICTION OF          (I.R.S. EMPLOYER IDENTIFICATION)
       INCORPORATION OR ORGANIZATION)

                                  1250 BROADWAY
                            NEW YORK, NEW YORK   10001
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (212) 231-7100
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 5.  OTHER EVENTS.

As previously reported by 24/7 Real Media, Inc. (the "Company"), on January 22, 2002, the Company completed the sale of its wholly owned subsidiary, IMAKE Software & Services, Inc, ("IMAKE") to Schaszberger Corporation, a corporation controlled by the previous owner and an officer of IMAKE. In accordance with Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," the Company is required to treat IMAKE as a discontinued operation when sold and to revise its consolidated financial statements for the year ended December 31, 2001 in connection with such treatment. These revised consolidated financial statements, together with the revised Selected Consolidated Financial Data and Management's Discussion and Analysis of Financial Condition and Results of Operations are attached as exhibits hereto and are incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

     The following exhibits are filed herewith:

     99.1   Revised Selected Consolidated Financial Data.
     99.2 Revised Management's Discussion and Analysis of Financial Condition and Results of Operations.
     99.3 Revised 2001 Consolidated Financial Statements and notes to Consolidated Financial Statements.
     99.4   Consent of KPMG LLP.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            24/7 REAL MEDIA, INC.



Date: December 19, 2002                     By: /s/ MARK E. MORAN
                                               --------------------------------
                                            Name:  Mark E. Moran
                                            Title: Executive Vice President and
                                                   General Counsel




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